UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 1, 2019

CITIZENS COMMUNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

001-33003	20-5120010
(Commission File Number)	(I.R.S. Employer Identification No.)

2174 EastRidge Center, Eau Claire, Wisconsin	54701
(Address of Principal Executive Offices)	(Zip Code)

715-836-9994
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	CZWI	NASDAQ Global Market SM

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933. (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.)
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On July 1, 2019, Citizens Community Bancorp, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) reporting the July 1, 2019 completion of its previously announced acquisition of F. & M. Bancorp. of Tomah, Inc., a Wisconsin corporation (“F&M”).
This Current Report on Form 8-K/A (this “Current Report”) amends the Original Report to include the financial information required by Item 9.01(a) and (b) of Form 8-K.
Item 9.01.     Financial Statements and Exhibits.
(a)    Financial Statements of Businesses Acquired
The audited financial statements of F&M as of and for the year ended December 31, 2018, and notes and report of independent auditors thereto, are filed as Exhibit 99.1 to this Current Report and incorporated by reference herein.

The unaudited balance sheet of F&M as of June 30, 2019, the audited balance sheet as of December 31, 2018, and the unaudited statements of comprehensive income and statements of cash flows for the six months ended June 30, 2019 and June 30, 2018, are filed as Exhibit 99.2 to this Current Report and incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of June 30, 2019, and the unaudited pro forma condensed combined statements of comprehensive income for the year ended September 30, 2018 and six months ended June 30, 2019, and notes thereto, are filed as Exhibit 99.3 to this Current Report and incorporated by reference herein.

(d) Exhibits.

No.	Description
23.1	Consent of Clifton Larson Allen LLP
99.1
Audited consolidated financial statements of F&M as of and for the years ended December 31, 2018 and 2017 (incorporated by reference to the Company's Registration Statement on Form S-4/A filed on May 15, 2019 (File No. 333-231011)

99.2
Unaudited balance sheet of F&M as of June 30, 2019, the audited balance sheet as of December 31, 2018, and the unaudited statements of comprehensive income and statements of cash flows for the six months ended June 30, 2019 and June 30, 2018

99.3
Unaudited pro forma condensed balance sheet as of June 30, 2019, and the unaudited pro forma condensed combined statements of comprehensive income for the year ended December 31, 2018 and six months ended June 30, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS COMMUNITY BANCORP, INC.

Date: September 17, 2019	By:	/s/ James S. Broucek
James S. Broucek
Chief Financial Officer